United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 10, 2022

Date of Report (Date of earliest event reported)

AGBA Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1108, 11th Floor, Block B New Mandarin Plaza,14 Science Museum Road Tsimshatsui East, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 6872 0258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one Redeemable Warrant to acquire one-half of one Ordinary Share, and one Right to acquire one-tenth (1/10) of an Ordinary Share	AGBAU	NASDAQ Capital Market
Ordinary Shares	AGBA	NASDAQ Capital Market
Warrants	AGBAW	NASDAQ Capital Market
Rights	AGBAR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 10, 2022, AGBA Acquisition Limited (“AGBA” or the “Company”) convened its extraordinary general meeting (the “Special Meeting”), at which holders of 3,422,868 ordinary shares of AGBA (the “Ordinary Shares”) were present in person or by proxy, representing 72.24% of the total Ordinary Shares as of October 6, 2022, the record date for the Special Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy of AGBA, which was filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2022 (the “Proxy Statement”), which was first mailed by the Company to its shareholders on or about October 28, 2022.

The shareholders approved the Business Combination Proposal, the Amendment Proposal, the Governance Proposals, the Nasdaq Proposal and the Share Award Scheme Proposal.

A summary of the voting results at the Special Meeting is set forth below:

1.	Proposal No. 1 — The Business Combination Proposal
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,229	78,639	0	0

2.	Proposal No. 2 — The Amendment Proposal
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,228	78,640	0	0

3.	Proposal No. 3 — The Governance Proposals

3A.	Proposal 3A — Special Resolution of Shareholders

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,229	78,639	0	0

3B.	Proposal 3B — Ability to Requisition General Meetings
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,228	78,640	0	0

3C.	Proposal 3C — Forum for Disputes
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,228	78,640	0	0

3D.	Proposal 3D — Director Removals
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,228	78,640	0	0

3E.	Proposal 3E — Amendment to the Memorandum and Articles
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,229	78,639	0	0

3F.	Proposal 3F — Increase in Authorized Shares

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,227	78,641	0	0

4.	Proposal No. 4 — The Nasdaq Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,229	78,639	0	0

5.	Proposal No. 5 — The Share Award Scheme Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,344,228	78,640	0	0

As there were sufficient votes to approve the above proposals, the “Business Combination Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by the previously announced business combination agreement, dated as of November 3, 2021, as amended on November 18, 2021, January 4, 2022, May 4, 2022, and October 21, 2022, and as may be amended or supplemented from time to time, the (“Business Combination Agreement”) between AGBA, AGBA Merger Sub I Limited, AGBA Merger Sub II Limited, TAG International Limited, TAG Asset Partners Limited, OnePlatform International Limited, OnePlatform Holdings Limited, TAG Asia Capital Holdings Limited, and TAG Holdings Limited, including the Business Combination (as such term is defined in the Proxy Statement), are expected to be consummated upon satisfaction of all closing conditions. Following the consummation of the Transactions, the ordinary shares and warrants of the Post-Combination Company (as such term is defined in the Proxy Statement) are expected to begin trading on the Nasdaq Capital Market under the symbols “AGBA” and “AGBAW,” respectively.

Redemption of Ordinary Shares

As of November 7, 2022, the end of the redemption period for the Ordinary Shares issued as part of the units in the Company’s initial public offering consummated on May 16, 2019, an aggregate of 3,339,229 Ordinary Shares were tendered for redemption in connection with the Special Meeting. The final redemption price is $11.617 per share redeemed.

Item 8.01 Other Events

On November 10, 2022, AGBA issued a press release announcing that shareholders that elected to redeem shares in connection with Special Meeting may withdraw such redemption requests by no later than 12:00 p.m. Eastern Time on November 11, 2022. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 10, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA ACQUISITION LIMITED

By:	/s/ Gordon Lee
Name: Gordon Lee Title: Chief Executive Officer

Dated: November 10, 2022

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